                                   EXHIBIT D
                                   ---------

                        FORM OF OWNED PROPERTY MORTGAGE
                        -------------------------------



                        MORTGAGE, SECURITY AGREEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS

                                 BY AND BETWEEN

                             AFC ENTERPRISES, INC.
                             SIX CONCOURSE PARKWAY
                                   SUITE 1700
                          ATLANTA, GEORGIA 30328-5352
                                 ("MORTGAGOR")

                                      AND

                          BANCO POPULAR DE PUERTO RICO
                              7 WEST 51/ST/ STREET
                            NEW YORK, NEW YORK 10019
                                 ("MORTGAGEE")

                          DATED AS OF _________, 199__

                             LOCATION OF PREMISES:



                          RECORDING REQUESTED BY AND
                          WHEN RECORDED - RETURN TO:
                          Brian F. Doran, Esq.
                          McConnell Valdes LLP
                          1301 Avenue of the Americas
                          New York, New York  10019

     THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (the "Mortgage"), made as of the __ day of _____, 199_, by AFC ENTERPRISES, INC., a
 --------
Minnesota corporation, having an office at Six Concourse Parkway, Suite 1700, Atlanta, Georgia 30328-5352 ("Mortgagor") and BANCO POPULAR DE PUERTO RICO,
                              ---------
having offices at 7 West 51/st/ Street, New York, New York 10019 ("Mortgagee").
                                                                   ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -


     To secure the payment of an indebtedness in the principal sum of ________________________________ DOLLARS ($___________), lawful money of the
United States of America, to be paid with interest according to a certain note dated the date hereof made by Mortgagor to Mortgagee (the note together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note") (said indebtedness, interest and all other sums due hereunder
            ----
and under the Note being collectively called the "Debt"), Mortgagor has
                                                  ----
mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate unto Mortgagee the real property described in Exhibit A attached
                                                          ---------
hereto (the "Land") and the buildings, structures, fixtures, additions,
             ----
enlargements, extensions, modifications, repairs, replacements and improvements, now or hereafter located thereon (the "Improvements");
                                       ------------

     TOGETHER WITH: all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Land and the Improvements together with the following property, rights, interests and estates being hereinafter described are collectively referred to herein as the "Mortgaged Property"):
                                        ------------------

          (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land or the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (b) all machinery, equipment, fixtures, furniture, equipment, cooking supplies, stoves, refrigerators, dishes, glassware, utensils and inventories and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land or the Improvements and all building equipment, materials and supplies and construction equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land or the Improvements and financed or acquired with the proceeds evidenced by the Note, or appurtenant thereto, or usable in connection with the present or future construction, renovation, operation, enjoyment and occupancy of the Land or the Improvement (hereinafter collectively called the "Equipment"), including the
                                                  ---------
proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State of ______________ (the "Uniform Commercial Code") superior
                                             -----------------------
in lien to the lien of this Mortgage;

          (c) all awards or payments, including interest thereon, which may heretofore or hereafter be made with respect to the Mortgaged Property, whether from the exercise of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Mortgaged Property;

          (d) all leases and other agreements affecting the use, enjoyment or occupancy of the Land or the Improvements heretofore or hereafter entered into by Mortgagor (collectively, the "Leases") and all income, rents, issues, profits
                                 ------
and revenues from the Land or Improvements (collectively, the "Rents") and all
                                                               -----
proceeds from the sale, surrender, termination or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

          (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

          (f) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

     TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever.


AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

     1.   Payment of Debt and Incorporation of Covenants, Conditions and
          --------------------------------------------------------------
Agreements.  Mortgagor will pay the Debt at the time and in the manner provided
----------
in the Note, the Credit

Agreement (as hereinafter defined) and in this Mortgage. All the covenants, conditions and agreements contained in (a) the Note, (b) the Credit Agreement, dated as of the date hereof, between Mortgagor and Mortgagee, as the same may be modified or supplemented from time to time (the "Credit Agreement") and (c) all
                                                 ----------------
and any of the documents other than the Note, the Credit Agreement or this Mortgage now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or guaranty payment of the Note (collectively, the "Loan Documents"), are hereby made a part of this Mortgage to
                    --------------
same extent and with the same force as if fully set forth herein. In the event of any conflict between the terms of this Mortgage and the terms of the Credit Agreement, the Credit Agreement shall govern and control to the extent of such conflict.

     2.   Warranty of Title.  Mortgagor warrants that it has good title to the
          -----------------
Mortgaged Property and has the right to mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses an unencumbered fee estate in the Land and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Mortgage and the Permitted Encumbrances (as defined in the Credit Agreement). Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever, subject to the Permitted Encumbrances.

     3.   Insurance.
          ---------

          (a) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall obtain and maintain during the entire term of this Mortgage the policies of insurance described in Schedule B annexed to the
                                                     ----------
Credit Agreement.

          (b) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt written notice thereof to Mortgagee. Sums paid to Mortgagee by an insurer, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "Insurance Proceeds"), shall be applied as hereinafter set forth.
                ------------------
If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor may elect (which election must be exercised not later than fifteen (15) days after the date the Mortgaged Property shall be so damaged or destroyed) to repay the principal amount of the Note, together with all accrued interest under the Note and all fees and expenses required to be paid by Mortgagor under the Note, the Credit Agreement, this Mortgage and the other Loan Documents with respect to the Loan (as defined in the Credit Agreement) evidenced by the Note and secured by this Mortgage, in lieu of any requirement on the part of Mortgagor to restore the Mortgaged Property. Such sums must be paid by Mortgagor to Mortgagee within thirty (30) days after the making of Mortgagor's election as provided above. Upon the payment of such sums to Mortgagee, the Mortgagor shall have no further obligation to restore the Mortgaged Property and Mortgagee shall assign to Mortgagor all of Mortgagee's right, title and interest in and to the Insurance Proceeds. In the event Mortgagor shall fail to make the election described in this paragraph 3(b) within fifteen (15) days after the date the Mortgaged Property shall be damaged or destroyed, then, the Insurance Proceeds may be retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper or,
(ii) if the conditions set forth in paragraph 3(d) of this Mortgage are satisfied, as determined by Mortgagee in its sole discretion, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 3(c) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair.

          (c) If the Insurance Proceeds are made available to Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such casualty or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Insurance Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. If the cost to repair or restore the Mortgaged Property will exceed $100,000, Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and material men and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Insurance Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Insurance Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 25 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the Insurance Proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

          (d) Mortgagee shall not exercise its option to apply Insurance Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met, as determined by Mortgagee in its sole discretion:
(i) no Event of Default is then continuing under this Mortgage, the Note, the Credit Agreement or any other Loan Document; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Insurance Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 3(c) above;
(iii) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 3(c) above will be completed within the greater of (A) three (3) months after Mortgagor=s receipt of Insurance Proceeds or (B) the period of time covered by the business interruption insurance, if any, then in effect from the date of the loss or casualty to the Mortgaged Property; and (iv) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 3(c) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

     4.   Payment of Taxes, etc.
          ---------------------

          (a) All taxes, assessments and water and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Taxes") shall be paid by Mortgagor when due. Mortgagor shall
                   -----
pay all ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Mortgaged Property, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Other Charges") as the same become due and payable.
                       -------------
Mortgagor will deliver to Mortgagee, promptly after same are made available to Mortgagor, tax certificates or receipted tax bills or other evidence of payment issued by the relevant taxing authority evidencing that the Taxes and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid or discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property (other than a Permitted Encumbrance), and shall promptly pay for all utility services provided to the Mortgaged Property.

          (b) Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) Mortgagor is not in default under the Note, the Credit Agreement, this Mortgage or any other Loan Document, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder, (iii) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (iv) Mortgagor shall have paid the Taxes under protest or set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon and (v) Mortgagor shall have furnished such security as may be required in the proceeding to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

     5.   Escrow Fund.  (a) In the event Mortgagor shall at any time fail to pay
          -----------
any Taxes when due, and such failure shall continue for a period of fifteen (15) days after the date such Taxes were due, Mortgagee may, at its election, require Mortgagor to pay to Mortgagee, on the first day of each calendar month occurring thereafter, one-twelfth (1/12th) of an amount which would be sufficient to pay the Taxes payable, or estimated by Mortgagee to be payable, during the next twelve (12) months and also provide for an additional reserve equal to one-sixth (1/6th) of the Taxes payable (said amounts being hereinafter called the "Tax Escrow Fund.")
 ---------------

          (b) The Tax Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Mortgagor to Mortgagee. Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter deposited in the Tax Escrow Fund as additional security for the payment of the Debt. Mortgagee will apply the Tax Escrow Fund to payments of Taxes to be made by Mortgagor pursuant to paragraph 4 hereof. If the amount of the Tax Escrow Fund shall exceed the amounts due for Taxes pursuant to paragraph 4 hereof, Mortgagee shall, in its discretion, return any excess to Mortgagor or credit such excess against future payments to be made to the Tax Escrow Fund. In allocating such excess, Mortgagee may deal with the person shown on the records of Mortgagee to be the owner of the Mortgaged Property. If the balance in the Tax Escrow Fund on the first day of the month which is one full month prior to the due date of any Taxes is not sufficient to pay the Taxes, Mortgagor shall pay to Mortgagee, upon demand, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. Upon the acceleration of the Debt as described in paragraph 25 hereof, Mortgagee may apply any sums then present in the Tax Escrow Fund to the payment of the following items in any order in its sole discretion:

          (i)   Taxes and Other Charges;

          (ii)  Interest on the unpaid principal balance of the Note;

          (iii) Amortization of the unpaid principal balance of the Note; or

          (iv) All other sums payable pursuant to the Note, the Credit Agreement, this Mortgage and the other Loan Documents, including without limitation, advances made by Mortgagee pursuant to the terms of this Mortgage.

          (c) Until expended or applied as above provided, any amounts in the Tax Escrow Fund shall constitute additional security for the Debt. The Tax Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Mortgagee. No earnings or interest on the Tax Escrow Fund shall be paid to Mortgagor, unless applicable law requires interest on the Tax Escrow Fund to be paid to Mortgagor. Any such required interest shall be deposited in the Tax Escrow Fund as additional security for the payment of the Debt.

     6.   Condemnation.
          ------------

          (a) Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, the Credit Agreement, this Mortgage and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Debt. Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Sums paid to Mortgagee for such condemnation or action of eminent domain, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "Condemnation Proceeds"), shall be applied as hereinafter set forth. In the
 ---------------------
event of the actual commencement of condemnation or eminent domain proceedings affecting the Mortgaged Property, Mortgagor may elect (which election must be exercised not later than fifteen (15) days prior to the effective date of the taking of the Mortgaged Property to repay the principal amount of the Note, together with all accrued interest under the Note and all fees and expenses required to be paid by Mortgagor under the Note, the Credit Agreement, this Mortgage and the other Loan Documents with respect to the Loan evidenced by the Note and secured by this Mortgage, in lieu of any requirement on the part of Mortgagor to restore the Mortgaged Property. Such sums must be paid by Mortgagor to Mortgagee within thirty (30) days after the making of Mortgagor=s election as provided above. Upon the payment of such sums to Mortgagee, the Mortgagor shall have no further obligation to restore the Mortgaged Property and Mortgagee shall assign to Mortgagor all of Mortgagee's right, title and interest in and to the Condemnation Proceeds. In the event Mortgagor shall fail to make the election described above in this paragraph 6(a) within fifteen (15) days prior to the effective date of the taking of the Mortgaged Property, then, at Mortgagee's election, the Condemnation Proceeds may be retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper, or (ii) if the conditions set forth in paragraph 6(c) of this Mortgage are satisfied, as determined by Mortgagee in its sole discretion, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 6(b) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair. If the Mortgaged Property is sold pursuant to paragraph 25 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

          (b) If the Condemnation Proceeds are made available to Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such condemnation or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Condemnation Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. If the cost to repair or restore the Mortgaged Property will exceed $100,000, Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and material men and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Condemnation Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Condemnation Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 25 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

          (c) Mortgagee shall not exercise its option to apply Condemnation Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met, as determined by Mortgagee in its sole discretion:
(i) no Event of Default is then continuing under this Mortgage, the Note, the Credit Agreement or any other Loan Document; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Condemnation Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 6(b) above; (iii) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 6(b) above will be completed within the greater of (A) three (3) months after Mortgagor=s receipt of Condemnation Proceeds or (B) the period of time covered by the business interruption insurance, if any, then in effect from the date of the loss or casualty to the Mortgaged Property; and (iv) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 6(b) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

     7.   Leases and Rents.
          ----------------

          (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph 7, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Mortgagee for use in the payment of such sums. Upon an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

          (b) Upon request, Mortgagor shall furnish Mortgagee with copies of all Leases and all amendments or modifications of any Lease. All Leases shall provide that each such Lease is subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee. Mortgagee shall execute and deliver to any lessee which is a Qualified AFC Franchisee (as defined in the Credit Agreement) a non-disturbance agreement, which agreement shall be in the Mortgagee's standard form and prepared by Mortgagee=s counsel at Mortgagor's expense. Mortgagor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall upon request by Mortgagee, send Mortgagee copies of all notices of default sent or received by Mortgagee under the Leases;
(iii) shall enforce all of the material terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed to the extent commercially reasonable; (iv) shall not collect any of the Rents (excluding common area charges, taxes and insurance deposits and security deposits) more than one (1) month in advance (except with respect to collection of the final month's rent as security); (v) shall not execute any other assignment of lessor's interest in the Leases or the Rents; and (vi) shall execute and deliver at the request of Mortgagee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall from time to time require.

          (c) Mortgagor shall not, without the prior written consent of Mortgagee (i) amend or modify any Lease with respect to the term thereof or the Rent payable thereunder, (ii) execute a new Lease, (iii) permit use of the demised premises under any Lease for use or uses other than quick service restaurant use; or (iv) terminate, cancel or accept a surrender of any Lease other than as a result of the lessee=s non-payment of Rent or uncured breach of any material term of its Lease.

     8.   Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged
          ---------------------------------
Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property and the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the

Mortgaged Property that (i) is damaged or destroyed by any casualty (subject to the provisions of paragraph 3 hereof), (ii) becomes damaged, worn or dilapidated, or (iii) is affected by any proceeding of the character referred to in paragraph 6 hereof (subject to the provision of such paragraph 6) and Mortgagor shall complete and pay for any structure at any time in the process of construction, renovation or repair on the Land. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

     9.   Transfer or Encumbrance of the Mortgaged Property.
          -------------------------------------------------

          (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness of Mortgagor and experience of Mortgagor in developing, constructing, renovating, owning and operating properties such as the Mortgaged Property in agreeing to make the Loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Except as otherwise expressly provided in the Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, aliened, mortgaged, encumbered, pledged or otherwise transferred (any of the foregoing, a "Transfer"). A Transfer shall
                                                   --------
not be deemed to include any utility easements or reciprocal operating agreements with adjoining property owners for the benefit of the Mortgaged Property.

          (b) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's Transfer of the Mortgaged Property without Mortgagee's consent or in contravention of the provisions of the Credit Agreement.

     10.  Estoppel Certificates and No Default Affidavits.
          -----------------------------------------------

          (a) After request by either Mortgagor or Mortgagee, Mortgagor or Mortgagee, as the case may be, shall within ten (10) days furnish the requesting party with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any and (vi) that the Note and this Mortgage are valid, legal and binding obligations and have not been modified or if modified, giving the particulars of such modification.

          (b) Within tem (10) days after request by Mortgagee, Mortgagor will request lessees under the Leases to furnish Mortgagee with estoppel certificates as required by such lessees' respective Lease and Mortgagor will use diligent efforts to obtain such estoppel certificates.

     11.  Changes in the Laws Regarding Taxation.  If any law is enacted or
          --------------------------------------
adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     12.  No Credits on Account of the Debt.  Mortgagor will not claim or demand
          ---------------------------------
or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     13.  Documentary Stamps.  If at any time the United States of America, the
          ------------------
State of ______________ or any subdivision thereof shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

     14.  Usury Laws.  This Mortgage and the Note are subject to the express
          ----------
condition that at no time shall Mortgagor be obligated or required to pay interest on the Debt at a rate which could subject Mortgagee to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder.

     15.  Security Agreement.  Mortgagor hereby assigns and transfers to
          ------------------
Mortgagee and creates a security interest in all of Mortgagor's right, title and interest in and to the consideration, in whatever form delivered, for the sale, transfer or conveyance of Mortgagor's interest in the Leases, which security interest shall automatically terminate upon satisfaction of the Debt.

     16.  Performance of Other Agreements.  Mortgagor shall observe and perform
          -------------------------------
each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property if the effect of the failure to observe or perform the same would cause a Material Adverse Effect (as defined in the Credit Agreement).

     17.  Further Acts, etc.  Mortgagor will, at the cost of Mortgagor, and
          -----------------
without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph 17.

     18.  Trust Fund.  Mortgagor shall receive the advances secured hereby and
          ----------
shall hold the right to receive the advances as a trust fund to be applied first as required by the Credit Agreement before using any part of the total of the same for any other purpose.

     19.  Recording of Mortgage, etc.  Mortgagor forthwith upon the execution
          --------------------------
and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify

Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

     20.  Events of Default.  The Debt shall become immediately due and payable
          -----------------
at the option of Mortgagee, without notice or demand, upon any one or more of the following events ("Events of Default"):
                       -----------------

          (a) if any of the Taxes or Other Charges is not paid when the same is due and payable, subject to the provisions of paragraphs 4 and 5;

          (b) if Mortgagor violates or does not comply with any of the provisions of paragraphs 7, 9 or 15;

          (c) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable or Permitted Encumbrances and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty (60) calendar days after the filing of such lien;

          (d) if Mortgagor fails to cure promptly any violations of laws or ordinances affecting the Mortgaged Property and such failure continues for a period of thirty (30) calendar days after Mortgagor's receipt of notice thereof; or

          (e)  the occurrence of an Event of Default under the Credit Agreement.

     21.  Default Interest.  Upon the occurrence of any Event of Default,
          ----------------
Mortgagor shall pay interest on the unpaid principal balance of the Note at the Default Rate (as defined in the Note). The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt. This charge shall be added to the Debt, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default. If the Default Rate is above the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

     22.  Right to Cure Defaults.  Upon the occurrence of any Event of Default
          ----------------------
or if Mortgagor fails to make any payment or to do any act as herein provided within any applicable notice or grace period, Mortgagee may, but without any obligation to do so and without further notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the reasonable cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law and any appraisal fees), with interest calculated at the Default Rate, shall constitute a portion of the Debt and shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment of Mortgagee.

     23.  Late Payment Charge.  If any portion of the Debt is not paid within
          -------------------
fifteen (15) calendar days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late charge equal to the lesser of two percent (2%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by this Mortgage.

     24.  Right of Entry.  Mortgagee and its agents shall have the right to
          --------------
enter and inspect the Mortgaged Property at all reasonable times.

     25.  Remedies.
          --------

          (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

          (i)   declare the entire Debt to be immediately due and payable;

          (ii) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

          (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

          (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

          (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or in the Credit Agreement;

          (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

          (vii) apply for the appointment of a receiver of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor or of any person, firm or other entity liable for the payment of the Debt;

          (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property; (B) make reasonable and necessary alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property to restore same to good condition and working order;
     (C) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (D) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all reasonable expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, insurance and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; or

          (ix) pursue such other rights and remedies as may be available at law and in equity.

     In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

          (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

          (c) To the extent permitted by applicable law, Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this paragraph shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

          (e) Upon any sale made under or by virtue of this paragraph, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

          (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     26.  Reasonable Use and Occupancy.  In addition to the rights which
          ----------------------------
Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

     27.  Security Agreement.  This Mortgage is both a real property mortgage
          ------------------
and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph 27 the "Collateral").
                                                                   ----------
If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon the request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

     28.  Actions and Proceedings.  Mortgagee has the right to appear in and
          -----------------------
defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     29.  Waiver of Counterclaim.  Mortgagor hereby waives the right to assert a
          ----------------------
counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee.

     30.  Recovery of Sums Required to Be Paid.  Mortgagee shall have the right
          ------------------------------------
from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     31.  Marshalling and Other Matters.  Mortgagor hereby waives, to the extent
          -----------------------------
permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor, to the extent permitted by law, hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

     32.  Hazardous Waste and Asbestos.  Mortgagor hereby represents and
          ----------------------------
warrants to Mortgagee that, to the best of Mortgagor's knowledge, (a) the Mortgaged Property is not in direct or indirect violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation
                                             ------
and Recovery Act, as amended ("RCRA"), and any state super-lien and
                               ----
environmental clean-up statutes (collectively, "Environmental Laws"); (b) the
                                                ------------------
Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, pollutants or contaminants, petroleum, tremolite, anthlophylie or actinolite or polychlorinated biphenyls (including, without limitation, any raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Materials"); (c) no Hazardous Materials are or have been, prior to
 -------------------
Mortgagor's acquisition of the Mortgaged Property, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws and (d) there is no asbestos present in, and no underground storage tanks exist on, any of the Mortgaged Property. So long as Mortgagor owns or is in possession of the Mortgaged Property, Mortgagor shall keep or cause the Mortgaged Property to be kept free from Hazardous Materials and in compliance with all Environmental Laws, shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials on the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and Mortgagor shall remove such Hazardous Materials and/or cure such violations, as applicable, as required by law, promptly after Mortgagor becomes aware of same, at Mortgagor's sole expense. Nothing herein shall prevent Mortgagor from recovering such expenses from any other party that may be liable for such removal or cure. The term "Hazardous Materials" shall specifically not include the emission, discharge, generation, processing, storage or transportation of any hazardous substances or hazardous materials (including, without limitation, cleaning materials and solvents) pursuant to, and in accordance with, a valid federal or state permit, license or order or otherwise in accordance with applicable Environmental Laws. The obligations and liabilities of Mortgagor under this paragraph 32 shall survive any termination, satisfaction, or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     33.  Handicapped Access.
          ------------------

          (a) Mortgagor agrees that the Mortgaged Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access
                                                                      ------
Laws").
----

          (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws to the extent necessary to avoid the imposition of any penalty or the interruption of the conduct of business at the Mortgaged Property.

     34.  Indemnification.  In addition to any other indemnifications provided
          ---------------
herein or in the Note, the Credit Agreement or the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Mortgagee, except to the extent resulting from Mortgagee's gross negligence or wilful misconduct, by reason of (a) ownership of this Mortgage or the Mortgaged Property or any interest therein; (b) the construction or renovation of any Improvements; (c) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; and (g) any failure of the Mortgaged Property to comply with any Access Laws. Any amounts payable to Mortgagee by reason of the application of this paragraph 34 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date any payment is made by Mortgagee hereunder until such payment is reimbursed by Mortgagor. The obligations and liabilities of Mortgagor under this paragraph 34 shall survive any termination, satisfaction or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights and remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

     35.  Notices.  Any notice, demand, statement, request or consent made
          -------
hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air); or (iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

     To Mortgagor:

              AFC Enterprises, Inc.
              Six Concourse Parkway
              Suite 1700
              Atlanta, Georgia 30328-5352
              Attention: Mr. Gerald Wilkins
                         Chief Financial Officer
              Telephone: (770) 353-3280

        with a courtesy copy to:

              AFC Enterprises, Inc.
              Six Concourse Parkway
              Suite 1700
              Atlanta, Georgia 30328-5352
              Attention: Asset Management and Legal Department
              Telephone: (770) 391-9500

     To Mortgagee:

              Banco Popular de Puerto Rico
              7 West 51/st/ Street
              New York, New York 10019
              Attention: Ms. Karen Hamilton
                         Vice President
              Telephone: (212) 445-1800

        with a courtesy copy to:

              McConnell Valdes LLP
              1301 Avenue of the Americas
              New York, New York  10019
              Attention:  Brian F. Doran, Esq.
              Telephone:  (212) 586-4630


A "Business Day" is any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to remain closed. Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

     36.  Authority.  (a) Mortgagor (and the undersigned representative of
          ---------
Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     37.  Waiver of Notice.  Mortgagor shall not be entitled to any notices of
          ----------------
any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage or the Credit Agreement specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

     38.  Sole Discretion of Mortgagee.  Wherever pursuant to this Mortgage,
          ----------------------------
Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     39.  Non-Waiver.  The failure of Mortgagee to insist upon strict
          ----------
performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the Credit Agreement or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Credit Agreement, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     40.  No Oral Change.  This Mortgage, and any provisions hereof, may not be
          --------------
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     41.  Successors and Assigns.  This Mortgage shall be binding upon and inure
          ----------------------
to the benefit of Mortgagor and Mortgagee and their respective heirs, personal representatives, successors and assigns forever. Any assignment by Mortgagee of its interest hereunder shall be subject to the provisions of Section 9.8 of the Credit Agreement.

     42.  Inapplicable Provisions.  If any term, covenant or condition of the
          -----------------------
Note, the Credit Agreement or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note, the Credit Agreement and this Mortgage shall be construed without such provision.

     43.  Headings, etc.  The headings and captions of various paragraphs of
          -------------
this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     44.  Governing Law.  This Mortgage shall be governed by and construed in
          -------------
accordance with the laws of the State of ___________ without regard to principles of conflict of laws.

     45.  Definitions.  Unless the context clearly indicates a contrary intent
          -----------
or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein.
Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

     46.  Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW,
          -----------------------
MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THE NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE CREDIT AGREEMENT, THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MORTGAGOR OR MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR

MORTGAGEE'S MAKING OF THE LOAN SECURED BY THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

     47.  Assignment.  Subject to Section 9.8 of the Credit Agreement, Mortgagee
          ----------
shall have the right, exercisable at any time and from time to time, to sell, transfer or assign the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Mortgagee may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "Investor") or prospective Investor all documents and information in Mortgagee's possession with respect to Mortgagor, the Mortgaged Property and the Loan Documents as such Investor or prospective Investor may request.

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, intending to be legally bound, the day and year first above written.



                                             AFC ENTERPRISES, INC.,
                                              a Minnesota corporation

                                             By: _______________________________
                                             Name:______________________________
                                             Title:_____________________________

STATE OF ________________     )
                              ) ss.:
COUNTY OF ______________      )

On the ___ day of _________, 199__, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he has an address at ________________________,that he is the _______________ of AFC Enterprises,
Inc., a Minnesota corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by consent of the shareholders of said corporation.


                                         _______________________________________
                                                      Notary Public

My commission expires:

                                   EXHIBIT A

                               LEGAL DESCRIPTION